Exhibit 10.27

Tenant: Madrigal Pharmaceuticals, Inc. Premises: Four Tower Bridge, Suite 200 & Suite 250

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE ("Amendment") is made and entered into as of
5/3/2021 by and between FOUR TOWER BRIDGE ASSOCIATES, a Pennsylvania limited partnership ("Landlord"), and MADRIGAL PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").
A.Landlord and Tenant are parties to a Lease ("Original Lease") dated as of January 10, 2019, as amended by a First Amendment to Lease dated as of July 17, 2020 (the Original Lease as so amended is referred to herein as the "Current Lease"), for the premises ("Current Premises") deemed to contain 10,416 rentable square feet presently known as Suite 200 in the Building known as Four Tower Bridge located at 200 Barr Harbor Drive, West Conshohocken, Pennsylvania. The Current Lease as amended by this Amendment is referred to herein as the "Lease".

B.Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, certain additional premises in the Building presently known as Suite 250 and identified as ''Expansion Suite" on the location plan attached hereto as Exhibit A, which space is deemed to contain 1,816 rentable square feet ("Suite 250").

C.Landlord and Tenant agree to amend the Current Lease to expand the Current Premises to include Suite 250 and extend the Tenn upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, Landlord and Tenant hereby agree as follows:

1.Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the respective meanings given to them in the Current Lease.

2.Suite 250.

(a) The Term for Suite 250 commences on the date ("Suite 250 Commencement Date") that is the earlier of: (i) the date on which Tenant first conducts any business at all or any portion of Suite 250; or (ii)
Substantial Completion (as defined in Exhibit C.
(b)By the Confirmation of Lease Term substantially in the form of Exhibit B attached hereto ("COLT"), Landlord will notify Tenant of the Suite 250 Commencement Date and all other matters stated therein. The COLT will be conclusive and binding on Tenant as to all matters set forth therein unless, within 10 days following delivery of the COLT to Tenant, Tenant contests any of the matters contained therein by notifying Landlord in writing of Tenant's objections.

(c)Effective on the Suite 250 Commencement Date: (i) the "Premises" means, collectively, the Current Premises and Suite 250; (ii) Tenant's Share is stipulated to be 14.22%; and (iii) the rentable area of the Premises is deemed to be 12,232 square feet.

3.     Term

(a)
November 30, 2023.

The Term (for both the Current Premises and Suite 250) is hereby extended through

(b) The Extension Option shall remain in full force and effect except that the "Extension Term" means the 36-month period commencing on December 1, 2023 and ending on November 30, 2026, and the "Extension Deadline" means February 28, 2023.

4.Fixed Rent. Effective on the Suite 250 Commencement Date, Tenant covenants and agrees to pay to Landlord, without notice, demand, setoff, deduction, or counterclaim, Fixed Rent with respect to Suite 250 during the Term as follows, payable in advance in the monthly installments set forth below and otherwise in accordance with the terms of the Lease:

Time Period	Annual Fixed Rent Per	Annualized Fixed Rent	Monthly Fixed Rent
	Rentable Sguare Foot of
	Suite250
Suite250 Commencement Date - l l/30/23	$35.64	$64,722.24	$5,393.52

5.Condition of Premises: Leasehold Improvements.
(a)Landlord shall deliver Suite 250 to Tenant as of the Suite 250 Commencement Date with the Building Systems (as defined in the Original Lease) in good and fully operational condition. Tenant shall accept Suite 250 as of the Suite 250 Commencement Date in such good and fully operational condition in their "AS IS", "WHERE IS", "WITII ALL FAULTS" condition, except that Landlord shall: (i) complete the Leasehold Improvements pursuant to Exhibit C attached hereto; and (ii) comply with its obligations under the Lease, which shall not be affected by the use of Suite 250 in "AS IS", "WHERE IS", "WITII ALL FAULTS" condition, including without limitation the maintenance and repair obligations under Section 11 of the Original Lease. Tenant acknowledges that the Leasehold Improvements (as defined in Exhibit C) will be completed while Tenant is occupying the Current Premises, and may interfere with or disrupt Tenant's business outside of Suite 250 or otherwise inconvenience Tenant. Landlord's completion of the Leasehold Improvements during Tenant's occupancy of the Current Premises will not be considered a breach of Tenant's rights under the Lease. Landlord will use commercially reasonable efforts to minimize any disruption or inconvenience to Tenant, provided Tenant will reasonably cooperate with Landlord with respect to the Leasehold Improvements, including without limitation packing loose and personal contents belonging to Tenant and moving Tenant's electronic equipment belonging to Tenant as reasonably directed by Landlord. Landlord will provide Tenant with a schedule for completing the Leasehold Improvements, after which Tenant will provide access to the Current Premises to Landlord without Landlord having to provide any further notice to Tenant. Provided this Amendment is full executed prior to April 30, 2021, Landlord shall use commercially reasonable efforts to cause Substantial Completion to occur by July 1, 2021, subject to Force Majeure events, including without limitation obtaining a building permit from the Township.
(b)Effective from and after the first day of the calendar month immediately following
Substantial Completion (such date is the "Payment Start Date") through May 31, 2023, Tenant shall pay to Landlord the Leasehold Improvement Payment as Additional Rent on or before the first day of each month. "Leasehold
Improvement Payment" means a monthly amount equal to: (i) $26,194.00 ("Overage"); divided by (ii) the number of months in the period commencing on the Payment Start Date and ending on May 31, 2023. For example, if Substantial
Completion occurs on June 5, 2021, then the Payment Start Date is July 1, 2021, and the monthly Leasehold
Improvement Payment is $903.24 (which equals $26,194.00/29). Notwithstanding the foregoing, Tenant shall have the right at any time to pay the Overage in full in a lump-sum payment prior to repayment in full of the Overage.

(c)Extension Rent (as defined in Section 26 of the Original Lease) shall recognize Tenant's contribution of the Leasehold Improvement Payments.
6.Brokers. Landlord and Tenant each represents and warrants to the other that such representing party has had no dealings, negotiations, or consultations with respect to the Premises or this transaction with any broker or finder other than a Landlord affiliate, representing Landlord. Each party must indemnify, defend, and hold harmless the other from and against any and all liability, cost, and expense (including reasonable attorneys' fees and court costs), arising out of or from or related to its misrepresentation or breach of warranty under this Section. This Section will survive the expiration or earlier termination of the Term.
7.Effect of Amendment: Ratification. Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amendment, the Current Lease has not been modified, amended, canceled, terminated, released, superseded, or otherwise rendered of no force or effect. The Current Lease is hereby ratified and confirmed by the parties hereto, and every provision, covenant, condition, obligation, right, term, and power contained in and under the Current Lease continues in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth herein. In the event of any conflict between the terms and conditions of this Amendment and those of the Current Lease, the terms and conditions of this Amendment control. To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by

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either against the other on any matter arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Building, any claim or injury or damage, or any emergency or other statutory remedy with respect thereto. Tenant specifically acknowledges and agrees that Section 17(k) of the Current Lease concerning Confession of Judgment is hereby restated in full below:
In addition to, and not in lieu of any of the foregoing rights granted to Landlord:
(1)TENANT HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR TENANT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR ANY ACTION SPECIFIED IN SUBPARAGRAPH (j)(2) OF TIDS SECTION (AND FOR THE AVOIDANCE OF DOUBT EXCLUDING ACTIONS CONCERNING ANY SUM PAYABLE UNDER SUBPARAGRAPHS (a) THROUGH (h) OF TIDS SECTION), AND TO SIGN FOR TENANT AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION OR ACTIONS FOR THE RECOVERY OF POSSESSION OF THE PREMISES AND IN SAID SUIT OR IN SAID ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST TENANT FOR POSSESSION OF THE PREMISES ALL OR ANY PART OF THE RENT SPECIFIED IN THIS LEASE AND THEN UNPAID TAKING INTO ACCOUNT LANDLORD'S OBLIGATION TO MITIGATE DAMAGES TO THE EXTENT REQUIRED UNDER THIS LEASE AND FOR COSTS TOGETHER WITH REASONABLE ATTORNEY'S FEES. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY OF SAID RENT OR SUCH OTHER SUMS, CHARGES, PAYMENTS, COSTS AND EXPENSES SHALL FALL DUE OR BE IN ARREARS, AND SUCH POWERS MAY BE EXERCISED AS WELL AFTER THE EXPIRATION OF THE TERM OR DURING ANY EXTENSION OR RENEWAL OF THIS LEASE.
(2)WHEN THIS LEASE OR TENANT'S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN AND AS SOON AS THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OF PROCEEDINGS, WHATSOEVER, AND PROVIDED IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES.
(3)In any action to confess judgment in ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding. Tenant represents to Landlord that it has a gross income of at least $10,000.
TENANT WAIVER. TENANT SPECIFICALLY ACKNOWLEDGES THAT TENANT HAS VOLUNTARILY, KNOWINGLY, AND INTELLIGENTLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A PREJUDGMENT HEARING BY AGREEING TO THE TERMS OF THE FOREGOING PARAGRAPHS REGARDING CONFESSION OF JUDGMENT. TENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, LANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION PURSUANT TO A JUDGMENT BY CONFESSION. IN SUCH EVENT AND SUBJECT TO THE TERMS SET FORTH HEREIN, LANDLORD SHALL PROVIDE FULL CREDIT TO TENANT FOR ANY MONTHLY CONSIDERATION WHICH LANDLORD RECEIVES FOR THE LEASED PREMISES IN MITIGATION OF ANY OBLIGATION OF TENANT TO LANDLORD FOR

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THAT MONEY. FURTHERMORE, TENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST LANDLORD AND LANDLORD'S COUNSEL FOR VIOLATION OF TENANTtS CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS LEASE.

TENANT: MADRIGAL PHARMACEUTICALS, INC.

By:	/s/ Marc Schneebaum
Name:	Marc Schneebaum
Title:	Chief Financial Officer
Date:	5/3/2021

8.Representations. Each of Landlord and Tenant represents and warrants to the other that the individual executing this Amendment on such party's behalf is authorized to do so. Tenant hereby represents and warrants to Landlord that there are no defaults by Landlord or Tenant under the Current Lease, nor any event that with the giving of notice or the passage of time, or both, will constitute a default under the Current Lease.

9.Countemarts; Electronic Transmittal. This Amendment may be executed in any number of counterparts, each of which when taken together will be deemed to be one and the same instrument. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of this Amendment and signature pages by electronic transmission will constitute effective execution and delivery of this Amendment for all purposes, and signatures of the parties hereto transmitted and/or produced electronically will be deemed to be their original signature for all purposes.
1_0. OFAC. Each party hereto represents and warrants to the other that such party is not a party with whom the other is prohibited from doing business pursuant to the regulations of the Office of Foreign Assets Control ("OFAC") of the U.S. Department of the Treasury, including those parties named on OFAC's Specially Designated Nationals and Blocked Persons List. Each party hereto is currently in compliance with, and must at all times during the Term remain in compliance with, the regulations of OFAC and any other governmental requirement relating thereto. Each party hereto must defend, indemnify, and hold harmless the other from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys' fees and costs) incurred by the other to the extent arising from or related to any breach of the foregoing certifications. The foregoing indemnity obligations will survive the expiration or earlier termination of the Lease.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the date first above written.

LANDLORD:
FOUR TOWERBRIDGEASSOCIATES

By: Brandywine TB I, L.P., its general partner

By: Brandywine TB I, L.L.C., its general partner

By:	/s/ George Johnstone
Name:	George Johnstone
Title:	EVP Operations
Date:	6/15/2021

TENANT: MADRIGAL PHARMACEUTICALS, INC.

By:	/s/ Marc Schneebaum
Name:	Marc Schneebaum
Title:	Chief Financial Officer
Date:	5/3/2021

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